EXHIBIT 32
Certification by the Chief Executive Officer and Chief Financial
Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the “Company”), does hereby certify that:
1. The accompanying Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2015 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip B. Flynn
Philip B. Flynn
Chief Executive Officer
July 30, 2015

/s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Chief Financial Officer
July 30, 2015